File No. 33-11351
                                          Rule No. 497(e)



              Stein Roe Growth Stock Fund
          a series of Stein Roe Investment Trust

      Supplement to Prospectus dated February 3, 1997

     As of October 15, 1997, Stein Roe Growth Stock Fund (the
"Fund") will be closed to purchases by new investors except for purchases by eligible investors as described below.

     If you are already a shareholder of the Fund, you may continue to add to your Fund account or open another account with the Fund.

     In addition, you may open a new account if:

- you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, as of October 15, 1997 and you are opening a new account by exchange or by dividend reinvestment as described in the prospectus;

-  you are a client of the Fund's investment adviser, Stein
   Roe & Farnham Incorporated (the "Adviser");

- you are a trustee of Stein Roe Investment Trust; an employee of the Adviser or any of its affiliated companies; or a member of the immediate family of any trustee or employee;

- you purchase shares under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary (each an "Intermediary") under an investment program with the Fund as of October 15, 1997;

- you purchase shares through an Intermediary who charges a fee for its advisory services; or

- you purchase shares for an employee benefit plan, the records for which are maintained by a trust company or third party administrator under an investment program with the Fund.

     If you have questions about your eligibility to purchase shares of the Fund, please call 800-338-2550.

           This Supplement is Dated August 7, 1997